Exhibit 99.1

News Release

Sunoco, Inc.

1801 Market Street

Philadelphia, Pa. 19103-1699

For further information contact	For release: 8 a.m. January 28, 2005
Jerry Davis (media) 215-977-6298
Terry Delaney (investors) 215-977-6106

No. 4026

SUNOCO REVISES FOURTH QUARTER RESULTS

PHILADELPHIA, January 28, 2005 — Sunoco, Inc. (NYSE: SUN) today announced that it was reducing its previously published 2004 fourth quarter and full year earnings by $10 million. As adjusted, net income for the fourth quarter is $178 million ($2.48 per share diluted) and $605 million ($8.08 per share diluted) for the year. The adjustment had no impact on the Company’s cash flow.

Subsequent to releasing its fourth quarter earnings on January 20, 2005, Sunoco was informed by its independent auditors that the major public accounting firms were reevaluating the appropriateness of the accounting by many companies, including Sunoco, for certain insurance policies issued through an energy industry mutual insurance consortium. After completing its own review and discussions with its independent auditors, the Company has concluded that current and future premiums under these insurance policies reflect the impact of past claims experience and, therefore, should be accounted for as retrospective premiums. Accordingly, a correction of the prior accounting treatment utilized by Sunoco was deemed appropriate. Sunoco recorded a $10 million after-tax charge in the 2004 fourth quarter for the estimated liability attributable to retrospective premiums. Sunoco has not yet filed its Annual Report on Form 10-K for the year ended December 31, 2004. Sunoco’s financial statements in the Annual Report will reflect the revised accounting treatment. No restatement of prior periods was required as the impact on such periods would not have been material.

Sunoco, Inc., headquartered in Philadelphia, PA, is a leading manufacturer and marketer of petroleum and petrochemical products. With 890,000 barrels per day of refining capacity, over 4,800 retail sites selling gasoline and convenience items, over 4,500 miles of crude oil and refined product owned and operated pipelines and 38 product terminals, Sunoco is one of the largest independent refiner-marketers in the United States. Sunoco is a significant manufacturer of petrochemicals with

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SUNOCO REVISES FOURTH QUARTER RESULTS, PAGE 2

annual sales of approximately five billion pounds, largely chemical intermediates used to make fibers, plastics, film and resins. Utilizing a unique, patented technology, Sunoco also manufactures approximately two million tons annually of high-quality metallurgical-grade coke for use in the steel industry.

Those statements made in this release that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Sunoco believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco’s business prospects and performance causing actual results to differ from those discussed in the foregoing release. Such risks and uncertainties include, by way of example and not of limitation: general business and economic conditions; competitive products and pricing; effects of weather conditions and natural disasters on product supply and demand; changes in refining, chemical and other product margins; variation in petroleum-based commodity prices and availability of crude oil supply or transportation; effects of transportation disruptions; changes in the price differentials between light-sweet and heavy-sour crude oils; fluctuations in supply of feedstocks and demand for products manufactured; changes in product specifications; availability and pricing of oxygenates; phase-outs or restrictions on the use of MTBE; changes in operating conditions and costs; changes in the expected level of environmental capital, operating or remediation expenditures; age of, and changes in, the reliability and efficiency of the Company’s or a third party’s operating facilities; potential equipment malfunction; potential labor relations problems; the legislative and regulatory environment; ability to identify acquisitions under favorable terms and integrate them into the Company’s existing businesses; ability to enter into joint ventures and other arrangements with favorable terms; plant construction/repair delays; nonperformance by major customers, suppliers or other business partners; changes in financial markets impacting pension expense and funding requirements; political and economic conditions, including the impact of potential terrorist acts and international hostilities; and changes in the status of, or initiation of new, litigation. These and other applicable risks and uncertainties have been described more fully in Sunoco’s Third Quarter 2004 Form 10-Q filed with the Securities and Exchange Commission on November 4, 2004 and in other periodic reports filed with the Securities and Exchange Commission. Sunoco undertakes no obligation to update any forward-looking statements in this release, whether as a result of new information or future events.

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SUNOCO REVISES FOURTH QUARTER RESULTS, PAGE 3

Sunoco, Inc.

2004 Fourth Quarter and Twelve-Month Financial Summary

(Unaudited)

	2004	2003
Fourth Quarter
Revenues	$7,429,000,000	$4,596,000,000	*
Net Income	$178,000,000	$36,000,000
Net Income Per Share of Common Stock:
Basic	$2.50	$.47
Diluted	$2.48	$.47
Weighted Average Number of Shares Outstanding (In Millions):
Basic	71.2	76.3
Diluted	71.8	77.2

Twelve Months
Revenues	$25,508,000,000	$18,016,000,000	*
Net Income	$605,000,000	$312,000,000
Net Income Per Share of Common Stock:
Basic	$8.16	$4.07
Diluted	$8.08	$4.03
Weighted Average Number of Shares Outstanding (In Millions):
Basic	74.1	76.7
Diluted	74.9	77.5

*	Restated to reflect the consolidation of the Epsilon Products Company, LLC polypropylene joint venture, effective January 1, 2003, in connection with the adoption of FASB Interpretation No. 46, “Consolidation of Variable Interest Entities,” in the first quarter of 2004.

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SUNOCO REVISES FOURTH QUARTER RESULTS, PAGE 4

Sunoco, Inc.

Earnings Profile of Sunoco Businesses (after tax)

(Millions of Dollars)

(Unaudited)

	Three Months Ended December 31
	2004	2003	Variance
Refining and Supply	$135	$20	$115
Retail Marketing	30	25	5
Chemicals	40	26	14
Logistics	5	(3)	8
Coke	10	11	(1)
Corporate and Other:
Corporate expenses	(27)	(11)	(16)
Net financing expenses and other	(15)	(24)	9

	178	44	134
Special items	—	(8)	8

Consolidated net income	$178	$36	$142

Earnings (loss) per share of common stock (diluted):
Income before special items	$2.48	$.57	$1.91
Special items	—	(.10)	.10

Net income	$2.48	$.47	$2.01

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SUNOCO REVISES FOURTH QUARTER RESULTS, PAGE 5

Sunoco, Inc.

Earnings Profile of Sunoco Businesses (after tax)

(Millions of Dollars)

(Unaudited)

	Twelve Months Ended December 31
	2004	2003	Variance
Refining and Supply	$541	$261	$280
Retail Marketing	68	91	(23)
Chemicals	94	53	41
Logistics	31	26	5
Coke	40	43	(3)
Corporate and Other:
Corporate expenses	(67)	(40)	(27)
Net financing expenses and other	(78)	(99)	21

	629	335	294

Special items	(24)	(23)	(1)

Consolidated net income	$605	$312	$293

Earnings (loss) per share of common stock (diluted):
Income before special items	$8.40	$4.32	$4.08
Special items	(.32)	(.29)	(.03)

Net income	$8.08	$4.03	$4.05

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SUNOCO REVISES FOURTH QUARTER RESULTS, PAGE 6

Sunoco, Inc.

Financial and Operating Statistics (Unaudited)

Commencing in the first quarter of 2004, certain revisions have been made to Sunoco’s Financial and Operating Statistics presented below. In Refining and Supply, operating data is now provided for MidContinent Refining (previously, separate data had been provided for the Toledo and Tulsa refineries). Also, the Chemicals margin and volume data as well as certain other financial information reflect the impact of consolidating the Epsilon Products Company, LLC polypropylene joint venture in connection with the adoption of FASB Interpretation No. 46. The polypropylene margin information also now includes the impact of a long-term supply contract entered into on March 31, 2003 with Equistar Chemicals, L.P. and the cost of additives. Prior-period amounts have been restated to conform to the 2004 presentation.

	For the Three Months Ended December 31		For the Twelve Months Ended December 31
	2004	2003	2004	2003
TOTAL REFINING AND SUPPLY

Income (Millions of Dollars)	$135	$20	$541	$261
Realized Wholesale Margin* (Per Barrel of Production Available for Sale)	$6.42	$4.01	$6.30	$4.76
Crude Inputs as Percent of Crude Unit Rated Capacity**	99	93	97	97
Throughputs*** (Thousand Barrels Daily):
Crude Oil	883.6	678.4	855.7	708.1
Other Feedstocks	55.2	54.0	58.8	53.2

Total Throughputs	938.8	732.4	914.5	761.3

Products Manufactured*** (Thousand Barrels Daily):
Gasoline	447.9	379.4	442.0	375.6
Middle Distillates	320.9	232.6	300.3	236.7
Residual Fuel	73.6	50.5	73.0	59.8
Petrochemicals	40.9	27.2	38.1	27.9
Lubricants	12.3	13.5	13.6	13.6
Other	78.7	59.3	82.0	77.6

Total Production	974.3	762.5	949.0	791.2
Less: Production Used as Fuel in Refinery Operations	46.0	34.7	46.2	37.1

Total Production Available for Sale	928.3	727.8	902.8	754.1

*	Wholesale sales revenue less related cost of crude oil, other feedstocks, product purchases and terminalling and transportation divided by production available for sale.

**	In January 2004, crude unit capacity increased from 730 to 890 thousands of barrels daily. This change reflects the acquisition of the 150 thousand barrels-per-day Eagle Point refinery effective January 13, 2004 and a 10 thousand barrels-per-day adjustment at the Toledo refinery reflecting the increased reliability and enhanced operations at this facility in recent years. The calculation of the crude inputs as a percent of crude unit rated capacity for the twelve months ended December 31, 2004 includes the Eagle Point refinery, effective January 13, 2004.

***	Data pertaining to the Eagle Point refinery for the twelve months ended December 31, 2004 are included based on the amounts attributable to the 354-day ownership period (January 13, 2004 – December 31, 2004) divided by 366 days.

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SUNOCO REVISES FOURTH QUARTER RESULTS, PAGE 7

Sunoco, Inc.

Financial and Operating Statistics (Unaudited)

	For the Three Months Ended December 31		For the Twelve Months Ended December 31
	2004	2003	2004	2003
Northeast Refining*

Realized Wholesale Margin (Per Barrel of Production Available for Sale)	$7.08	$3.56	$6.36	$4.63
Market Benchmark 6-3-2-1 (Per Barrel)	$6.21	$4.52	$6.40	$5.63
Crude Inputs as Percent of Crude Unit Rated Capacity**	99	89	97	95
Throughputs*** (Thousand Barrels Daily):
Crude Oil	645.5	447.0	633.3	481.7
Other Feedstocks	49.2	47.9	52.9	46.8

Total Throughputs	694.7	494.9	686.2	528.5

Products Manufactured*** (Thousand Barrels Daily):
Gasoline	331.5	258.1	327.8	261.2
Middle Distillates	242.0	161.2	231.5	169.1
Residual Fuel	69.7	46.2	69.2	55.7
Petrochemicals	32.2	20.6	31.0	20.8
Other	45.0	28.8	51.7	42.1

Total Production	720.4	514.9	711.2	548.9
Less: Production Used as Fuel in Refinery Operations	34.7	24.4	35.6	26.3

Total Production Available for Sale	685.7	490.5	675.6	522.6

*	Comprised of the Marcus Hook, Philadelphia and Eagle Point refineries.

**	On January 13, 2004, crude unit capacity increased from 505 to 655 thousands of barrels daily as a result of the Eagle Point refinery acquisition. The calculation of the crude inputs as a percent of crude unit rated capacity for the twelve months ended December 31, 2004 includes the Eagle Point refinery, effective January 13, 2004.

***	Data pertaining to the Eagle Point refinery for the twelve months ended December 31, 2004 are included based on the amounts attributable to the 354-day period subsequent to the acquisition date divided by 366 days.

MidContinent Refining*

Realized Wholesale Margin (Per Barrel of Production Available for Sale)	$4.53	$4.93	$6.12	$5.05
Market Benchmark 3-2-1 (Per Barrel)	$4.52	$3.89	$7.04	$5.80
Crude Inputs as Percent of Crude Unit Rated Capacity**	101	103	95	101
Throughputs (Thousand Barrels Daily):
Crude Oil	238.1	231.4	222.4	226.4
Other Feedstocks	6.0	6.1	5.9	6.4

Total Throughputs	244.1	237.5	228.3	232.8

*	Comprised of the Toledo and Tulsa refineries.

**	Effective January 1, 2004, crude unit capacity increased from 225 to 235 thousands of barrels daily as a result of a 10 thousand barrels-per-day adjustment at the Toledo refinery.

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SUNOCO REVISES FOURTH QUARTER RESULTS, PAGE 8

Sunoco, Inc.

Financial and Operating Statistics (Unaudited)

	For the Three Months Ended December 31		For the Twelve Months Ended December 31
	2004	2003	2004	2003
MidContinent Refining (continued)

Products Manufactured (Thousand Barrels Daily):
Gasoline	116.4	121.3	114.2	114.4
Middle Distillates	78.9	71.4	68.8	67.6
Residual Fuel	3.9	4.3	3.8	4.1
Petrochemicals	8.7	6.6	7.1	7.1
Lubricants	12.3	13.5	13.6	13.6
Other	33.7	30.5	30.3	35.5

Total Production	253.9	247.6	237.8	242.3
Less: Production Used as Fuel in Refinery Operations	11.3	10.3	10.6	10.8

Total Production Available for Sale	242.6	237.3	227.2	231.5

RETAIL MARKETING

Income (Millions of Dollars)	$30	$25	$68	$91
Retail Margin* (Per Barrel):
Gasoline	$4.99	$4.71	$4.13	$4.34
Middle Distillates	$4.71	$4.42	$4.40	$4.73
Sales of Petroleum Products (Thousand Barrels Daily):
Gasoline	296.0	280.8	296.3	276.5
Middle Distillates	45.9	41.6	42.7	40.3

	341.9	322.4	339.0	316.8

Total Retail Gasoline Outlets, End of Period	4,804	4,528	4,804	4,528
Gasoline and Diesel Throughput per Company Owned or Leased Outlet (M Gal/Site/Month)	136	126	133	124
Convenience Stores:
Total Stores, End of Period	757	813	757	813
Merchandise Sales (M$/Store/Month)	72	72	73	72
Merchandise Margin (Company Operated) (% of Sales)	27%	25%	26%	25%

*	Retail sales price less related wholesale price and terminalling and transportation costs per barrel. The retail sales price is the weighted-average price received through the various branded marketing distribution channels.

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SUNOCO REVISES FOURTH QUARTER RESULTS, PAGE 9

Sunoco, Inc.

Financial and Operating Statistics (Unaudited)

	For the Three Months Ended December 31		For the Twelve Months Ended December 31
	2004	2003	2004	2003
CHEMICALS*
Income (Millions of Dollars)	$40	$26	$94	$53
Margin** (Cents per Pound):
All Products***	13.7	10.4	11.0	9.5
Phenol and Related Products	12.5	8.9	9.7	8.2
Polypropylene***	16.2	13.0	13.4	11.5
Sales (Millions of Pounds):
Phenol and Related Products	669	695	2,615	2,629
Polypropylene#	556	588	2,239	2,248
Plasticizers##	—	145	28	591
Other	48	50	187	173

	1,273	1,478	5,069	5,641

*	Prior-period amounts have been restated to reflect the consolidation of the Epsilon joint venture, effective January 1, 2003, in connection with the adoption of FASB Interpretation No. 46 in the first quarter of 2004.

**	Wholesale sales revenue less cost of feedstocks, product purchases and related terminalling and transportation divided by sales volumes.

***	The polypropylene and all products margins include the impact of a long-term supply contract entered into on March 31, 2003 with Equistar Chemicals, L.P. which is priced on a cost-based formula that includes a fixed discount.

#	Includes amounts attributable to the Bayport facility subsequent to its purchase, effective March 31, 2003.

##	The plasticizer business was divested in January 2004.

COKE
Income (Millions of Dollars)	$10	$11	$40	$43
Coke Production (Thousands of Tons)	486	513	1,965	2,024
Coke Sales (Thousands of Tons)	471	513	1,953	2,024

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SUNOCO REVISES FOURTH QUARTER RESULTS, PAGE 10

Sunoco, Inc.

Financial and Operating Statistics (Unaudited)

	For the Three Months Ended December 31		For the Twelve Months Ended December 31
	2004	2003	2004		2003
CAPITAL EXPENDITURES (Millions of Dollars)
Refining and Supply	$160	$82	$463	*	$245
Retail Marketing	39	45	103	**	107	***
Chemicals	27	12	56	*	31	#
Logistics	31	15	75	*	39
Coke	47	2	135		5

	$304	$156	$832		$427

*       Excludes $250 million acquisition from El Paso Corporation (“El Paso”) of the Eagle Point refinery and related chemical and logistics assets, which includes inventory. The purchase price is comprised of $190, $40 and $20 million attributable to Refining and Supply, Chemicals and Logistics, respectively.

** Excludes $181 million acquisition from ConocoPhillips of 340 retail outlets located primarily in Delaware, Maryland, Virginia and Washington, D.C., which includes inventory.

***  Excludes $162 million purchase from a subsidiary of Marathon Ashland Petroleum LLC (“Marathon”) of 193 retail gasoline sites located primarily in Florida and South Carolina, which includes inventory.

#       Excludes $198 million associated with the formation of a propylene partnership with Equistar Chemicals, L.P. (“Equistar”) and a related supply contract and the acquisition of Equistar’s Bayport polypropylene facility, which includes inventory.

DEPRECIATION, DEPLETION AND AMORTIZATION (Millions of Dollars)
Refining and Supply	$49	$44	$188		$165
Retail Marketing	25	26	106		99
Chemicals	19	18	70		65
Logistics	10	7	32		27
Coke	3	3	13		13

	$106	$98	$409		$369

BALANCE SHEET INFORMATION (Millions of Dollars)	At December 31 2004	At December 31 2003
Cash and Cash Equivalents	$405	$431
Total Borrowings (including Current Portion)*	$1,482	$1,601
Shareholders’ Equity	$1,607	$1,556

*	At December 31, 2004 and December 31, 2003, includes $126 and $148 million, respectively, attributable to the Epsilon joint venture, which is now consolidated in connection with the adoption of FASB Interpretation No. 46.

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SUNOCO REVISES FOURTH QUARTER RESULTS, PAGE 11

CAPITAL EXPENDITURES (Millions of Dollars)	2005 Plan	2004		2003
Refining and Supply	$587	$463	*	$245
Retail Marketing	130	103	**	107	***
Chemicals	74	56	*	31	#
Logistics	30	75	*	39
Coke	25	135		5

	$846	$832		$427

*	Excludes $250 million acquisition from El Paso of the Eagle Point refinery and related chemical and logistics assets, which includes inventory. The purchase price is comprised of $190, $40 and $20 million attributable to Refining and Supply, Chemicals and Logistics, respectively.

**	Excludes $181 million acquisition from ConocoPhillips of 340 retail gasoline sites located primarily in Delaware, Maryland, Virginia and Washington, D.C., which includes inventory.

***	Excludes $162 million purchase from Marathon of 193 retail gasoline sites located primarily in Florida and South Carolina, which includes inventory.

#	Excludes $198 million associated with the formation of a propylene partnership with Equistar and a related supply contract and the acquisition of Equistar’s Bayport polypropylene facility, which includes inventory.

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SUNOCO REVISES FOURTH QUARTER RESULTS, PAGE 12

Sunoco, Inc.

Earnings Profile of Sunoco Businesses (after tax)

(Millions of Dollars)

(Unaudited)

	2003
	1st	2nd	3rd	4th	Total
Refining and Supply	$93	$50	$98	$20	$261
Retail Marketing	10	36	20	25	91
Chemicals	(4)	10	21	26	53
Logistics	11	9	9	(3)	26
Coke	10	11	11	11	43
Corporate and Other:
Corporate expenses	(9)	(10)	(10)	(11)	(40)
Net financing expenses and other	(25)	(25)	(25)	(24)	(99)

	86	81	124	44	335
Special items	—	—	(15)	(8)	(23)

Consolidated net income	$86	$81	$109	$36	$312

Earnings (loss) per share of common stock (diluted):
Income before special items	$1.12	$1.04	$1.59	$.57	$4.32
Special items	—	—	(.19)	(.10)	(.29)

Net income	$1.12	$1.04	$1.40	$.47	$4.03

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SUNOCO REVISES FOURTH QUARTER RESULTS, PAGE 13

Sunoco, Inc.

Earnings Profile of Sunoco Businesses (after tax)

(Millions of Dollars)

(Unaudited)

	2004
	1st	2nd	3rd	4th	Total
Refining and Supply	$100	$217	$89	$135	$541
Retail Marketing	(4)	20	22	30	68
Chemicals	12	12	30	40	94
Logistics	8	9	9	5	31
Coke	9	9	12	10	40
Corporate and Other:
Corporate expenses	(12)	(13)	(15)	(27)	(67)
Net financing expenses and other	(24)	(20)	(19)	(15)	(78)

	89	234	128	178	629
Special items	—	—	(24)	—	(24)

Consolidated net income	$89	$234	$104	$178	$605

Earnings (loss) per share of common stock (diluted):
Income before special items	$1.17	$3.07	$1.71	$2.48	$8.40
Special items	—	—	(.32)	—	(.32)

Net income	$1.17	$3.07	$1.39	$2.48	$8.08

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SUNOCO REVISES FOURTH QUARTER RESULTS, PAGE 14

Sunoco, Inc.

Consolidated Statements of Income

(Millions of Dollars)

(Unaudited)

	2003*
	1st	2nd	3rd	4th	Total
REVENUES
Sales and other operating revenue (including consumer excise taxes)	$4,589	$4,189	$4,630	$4,561	$17,969
Interest income	2	2	1	2	7
Other income (loss), net	5	13	(11)	33	40

	4,596	4,204	4,620	4,596	18,016

COSTS AND EXPENSES
Cost of products sold and operating expenses	3,722	3,261	3,536	3,635	14,154
Consumer excise taxes	437	490	556	516	1,999
Selling, general and administrative expenses	163	180	202	207	752
Depreciation, depletion and amortization	85	92	94	98	369
Payroll, property and other taxes	27	24	30	24	105
Provision for write-down of assets and other matters	—	—	—	28	28
Interest cost and debt expense	29	29	29	30	117
Interest capitalized	(1)	—	(1)	(1)	(3)

	4,462	4,076	4,446	4,537	17,521
Income before income tax expense	134	128	174	59	495
Income tax expense	48	47	65	23	183

Net income	$86	$81	$109	$36	$312

*	Restated to reflect the consolidation of the Epsilon joint venture, effective January 1, 2003, in connection with the adoption of FASB Interpretation No. 46 in the first quarter of 2004.

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SUNOCO REVISES FOURTH QUARTER RESULTS, PAGE 15

Sunoco, Inc.

Consolidated Statements of Income

(Millions of Dollars)

(Unaudited)

	2004
	1st	2nd	3rd	4th	Total
REVENUES
Sales and other operating revenue (including consumer excise taxes)	$5,232	$6,265	$6,575	$7,396	$25,468
Interest income	2	1	4	3	10
Other income (loss), net	11	10	(21)	30	30

	5,245	6,276	6,558	7,429	25,508

COSTS AND EXPENSES
Cost of products sold and operating expenses	4,254	4,949	5,417	6,114	20,734
Consumer excise taxes	498	571	611	602	2,282
Selling, general and administrative expenses	187	223	203	260	873
Depreciation, depletion and amortization	100	100	103	106	409
Payroll, property and other taxes	33	28	30	27	118
Interest cost and debt expense	29	28	28	23	108
Interest capitalized	(1)	(2)	(3)	(5)	(11)

	5,100	5,897	6,389	7,127	24,513
Income before income tax expense	145	379	169	302	995
Income tax expense	56	145	65	124	390

Net income	$89	$234	$104	$178	$605

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